UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 2, 2018 (June 28, 2018)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 2018, Pacific Premier Bancorp, Inc., a Delaware corporation (“PPBI”), completed its previously-announced merger (the “Merger”) with Grandpoint Capital, Inc., a Delaware corporation (“Grandpoint”), pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of February 9, 2018, by and between PPBI and Grandpoint. At the effective time of the Merger, Grandpoint was merged with and into PPBI, with PPBI as the surviving corporation, which was immediately followed by the merger of Grandpoint’s wholly-owned bank subsidiary, Grandpoint Bank, with and into Pacific Premier Bank (“Pacific Premier”), the wholly-owned bank subsidiary of PPBI, with Pacific Premier as the surviving bank.

Pursuant to the terms of the Merger Agreement, each holder of Grandpoint voting common stock, $0.01 par value per share, and Grandpoint non-voting common stock, $0.01 par value per share, which are collectively referred to as “Grandpoint Common Stock,” has the right to receive 0.4750 of a share of PPBI common stock, par value $0.01 per share (“PPBI Common Stock”), for each share of Grandpoint Common Stock held immediately prior to the effective time of the Merger, with cash to be paid in lieu of fractional shares (the “Merger Consideration”). At the effective time of the Merger, all outstanding stock options of Grandpoint became fully vested and were cancelled and settled in cash, as provided for in the Merger Agreement. Each outstanding share of PPBI Common Stock remained outstanding and was unaffected by the Merger.

Pursuant to such terms, PPBI will issue approximately 15,758,089 shares of PPBI Common Stock valued at
$38.15 per share, which was the closing price of PPBI Common Stock on June 29, 2018, the last trading day prior to the consummation of the Merger.  The value of the total transaction consideration was approximately $629.2 million, which included approximately $28.0 million in aggregate cash for fractional shares and consideration payable to holders of Grandpoint options in connection with the closing of the Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to PPBI’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2018, and incorporated herein by reference.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Merger Agreement requires PPBI to take all action necessary to appoint or elect, effective as of the effective time of the Merger, two individuals as directors of PPBI and Pacific Premier, one of whom is required to be Don M. Griffith, who served as the Chairman and Chief Executive Officer of Grandpoint prior to the effectiveness of the Merger. In addition, M. Christian Mitchell, a director of Grandpoint prior to the effectiveness of the Merger, was proposed as the other director of PPBI and Pacific Premier. Messrs. Griffith and Mitchell are collectively referred to as the “Director Nominees.”

Pursuant to the terms of the Merger Agreement and in accordance with PPBI’s Amended and Restated Bylaws, on June 28, 2018, the Board of Directors of PPBI (the “Board”) increased the number of members of each of the Board and the Pacific Premier Board of Directors (the “Bank Board”) from nine (9) members to (11) members, effective as of the effective time of the Merger. The Board then appointed each of the Director Nominees to fill the vacancies resulting from such increase in the size of the Board and Bank Board, to serve as directors of PPBI and Pacific Premier, effective as of the effective time of the Merger and until the first annual meeting of shareholders of PPBI and Pacific Premier following the effective time of the Merger and until each such person’s successor is elected and qualified.

Each of the Board and the Bank Board has not yet determined on which committees of the Board and the Bank Board the Director Nominees will serve. Messrs. Griffith and Mitchell will receive the same compensation as currently paid to our other Board and Bank Board members. A description of the non-employee director compensation arrangement is contained under the heading “Compensation of Non-Employee Directors” in PPBI’s definitive proxy statement filed with the SEC on April 13, 2018 and is incorporated herein by reference.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On July 2, 2018, PPBI issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of businesses acquired

The audited consolidated balance sheets of Grandpoint as of December 31, 2017 and 2016, the related audited consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows of Grandpoint for the years ended December 31, 2017 and 2016, the notes related thereto and the Report of Independent Registered Public Accounting Firm were previously included as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-224167, as filed by PPBI with the SEC on April 18, 2018 and declared effective on April 20, 2018 (the “Registration Statement”).

The unaudited consolidated financial statements of Grandpoint as of and for the three-month period ending March 31, 2018 and 2017 required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)    Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of PPBI and Grandpoint for the year ended December 31, 2017, unaudited pro forma combined consolidated income statements of PPBI and Grandpoint for the year ended December 31, 2017, and the notes related thereto were previously included in the Registration Statement under the heading “Unaudited Pro Forma Combined Condensed Consolidated Financial Data.”

The unaudited pro forma consolidated financial information as of and for the three-month period ending March 31, 2018 required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

2.1
Agreement and Plan of Reorganization, dated as of February 9, 2018, by and between Pacific Premier Bancorp, Inc. and Grandpoint Capital, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed with the SEC on February 12, 2018)

99.1	Press Release dated July 2, 2018

EXHIBIT INDEX

2.1
Agreement and Plan of Reorganization, dated as of February 9, 2018, by and between Pacific Premier Bancorp, Inc. and Grandpoint Capital, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed with the SEC on February 12, 2018)

99.1	Press Release dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	July 2, 2018	By:	/s/ RONALD J. NICOLAS, Jr.
Ronald J. Nicolas, Jr.
Senior Executive Vice President and Chief Financial Officer